SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 14, 2003


                             MB Software Corporation
             (Exact name of registrant as specified in its charter)

          Texas                         0-11808                   59-2219994
----------------------------       ----------------          -------------------
(State or other jurisdiction       (Commission File          (IRS Employer
    incorporation)                     Number)               Identification No.)



           2225 E. Randol Mill Road Suite 305, Arlington, Texas 76011
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code          817-633-9400
                                                   -----------------------------



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Item 2.  Acquisition or Disposition of Assets.

         Effective November 10, 2003, the Company consummated the acquisition of MB Holding Corporation, a Nevada corporation ("Holding"), through a merger of Holding with the Company's wholly owned subsidiary, MBH Acquisition, Inc., a Nevada corporation. Holding, through its wholly owned subsidiary, EnvoiiHealthcare, LLC, has developed a system for transmitting electronic documents in a secure environment. This system is targeted toward meeting the privacy and data security requirements of the healthcare industry imposed by the Health Insurance Portability and Accountability Act of 1996.

         The consideration paid by the Company for Holding consisted of an aggregate of 5,000,000 shares of the Company's common stock, $.001 par value per share (the "Shares"). The Shares were issued to Messrs. Scott A Haire and Araldo Cossutta, the sole stockholders of Holding. Messrs. Haire and Cossutta are directors of the Company and Mr. Haire is also the Company's Chairman of the Board, Chief Executive Officer and President. The Shares were issued by the Company pursuant to an exemption (Section 4(2)) from the registration requirements of the Securities Act of 1933, as amended and are restricted shares.

         The foregoing description is not a description of all of the material terms of the transaction. You should read the documents that are attached as exhibits to this report for a more complete understanding of the transaction.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

         No financial statements are filed herewith. The Company will file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

         (b)      Pro forma financial information.

         No pro forma financial statements are filed herewith. The Company will file pro forma financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

         (c)      Exhibits.

         The following is a list of exhibits filed as part of this Current report on Form 8-K:

         2.1 Agreement and Plan of Merger dated as of November 10, 2003, by and between MB Software Corporation, MBH Acquisition, Inc., and MB Holding Corporation.

         99.1     Press Release dated November 14, 2003




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

                                   SIGNATURES
                                   ----------



         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



DATE: November 21, 2003
                                              MB Software Corporation

                                               /s/ Scott A. Haire
                                              ----------------------------------
                                              Scott A. Haire, Chairman of the
                                              Board, Chief Executive Officer
                                              And President (Principal Financial
                                              Officer)























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